UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – March 7, 2008

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-3319

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 7, 2008, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing that the Company will conduct a live webcast of its Investor Day event on Thursday, March 13, 2008 from 8:30 a.m. to approximately 11:30 a.m. Eastern Time. The event will be held at the Grand Hyatt Hotel in New York, New York. The following members of management will be presenting at the event:

Don Morel, Chairman and Chief Executive Officer
Steve Ellers, President and Chief Operating Officer
Mike Schaefers, Director of Marketing, Europe/Asia Pacific
John Paproski, Vice President, Innovation
Bernie Lahendro, Vice President and General Manager, Daikyo Crystal Zenith

During the event, management will discuss further its 2008 guidance and five-year outlook for the business. Management will cover the following points regarding expected financial performance over the five-year period:

• Average annual sales growth of between 7% and 9%, excluding acquisitions
• Average annual operating profit growth of between 10% and 12%

The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 7.01 Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

A copy of the Company’s presentation from the Investor Day will be available for 30 days through the Investor link at the Company’s website, http://www.westpharma.com and is also attached hereto as Exhibit 99.1. A copy of the press release is attached hereto as Exhibit 99.2. Both Exhibits are incorporated herein by reference.

Safe Harbor Statement

This Form 8-K contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as "estimate," "expect," "intend," "believe," "plan," "anticipate" and other words and terms of similar meaning are forward-looking statements. West's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.

Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement. You should bear this in mind as you consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Important factors that may affect future results include, but are not limited to, the following:

Revenue and profitability:

-- sales demand and our ability to meet that demand;
-- competition from other providers in the Company's businesses, including customers' in-house operations, and from lower-cost producers in customers' in-house operations, and from lower-cost producers in emerging markets, which can impact unit volume, price and
profitability;
-- customers' changing inventory requirements and manufacturing plans that alter existing orders or ordering patterns for the products we supply to them;
-- the timing, regulatory approval and commercial success of customer products that incorporate our products, including relevant third-party reimbursement for prescription products, medical devices and components and medical procedures in which those products are employed or consumed;
-- average profitability, or mix, of products sold in any reporting period;
-- maintaining or improving production efficiencies and overhead absorption;
-- the timeliness and effectiveness of capital investments, particularly capacity expansions, including the effects of delays and cost increases associated with construction, availability and cost of capital goods, and necessary internal, governmental and customer approvals of planned and completed projects, and the demand for goods to be produced in new facilities;
-- dependence on third-party suppliers and partners, including our
Japanese partner Daikyo Seiko, Ltd.;
-- the availability and cost of skilled employees required to meet increased production, managerial, research and other needs of the
Company, including professional employees and persons employed under collective bargaining agreements;
-- interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products;
-- raw-material price escalation, particularly petroleum-based raw materials, and our ability to pass raw-material cost increases on to customers through price increases;
-- claims associated with product quality, including product liability, and the related costs of defending and obtaining insurance indemnifying the Company for the cost of such claims;

Other Risks:

-- the cost and progress of development, regulatory approval and marketing of new products as a result of the Company's research and development efforts;
-- the defense of self-developed or in-licensed intellectual property, including patents, trade and service marks and trade secrets;
-- dependence of normal business operations on information and communication systems and technologies provided, installed or operated by third parties, including costs and risks associated with planned upgrades to existing business systems;
-- the relative strength of the U.S. dollar in relation to other currencies, particularly the Euro, British Pound, and Japanese Yen;
-- changes in tax law or loss of beneficial tax incentives;
-- the conclusion of unresolved tax positions consistent with currently expected outcomes;
-- the timely execution and realization of savings anticipated by the restructuring plan for certain operations and functions of The Tech
Group, announced in December 2007;

and other risks and uncertainties detailed in West's filings with the Securities and Exchange Commission, including our Form 10-K filed with the SEC on February 29, 2008. You should evaluate any statement in light of these important factors.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit #	Description
	99.1	West Pharmaceutical Services, Inc. presentation slides.

	99.2	West Pharmaceutical Services, Inc. Press Release, dated March 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

March 12, 2008